UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2021

EIDOS THERAPEUTICS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-38533	46-3733671
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Montgomery Street, Suite 2000

San Francisco, CA 94104

(Address of principal executive offices) (Zip Code)

(415) 887-1471

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	EIDX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.07	Submission of Matters to a Vote of Security Holders.

On January 19, 2021, Eidos Therapeutics, Inc. (“Eidos”) held a special meeting of holders of shares of Eidos common stock (the “Special Meeting”). Eidos filed its Definitive Proxy Statement for the proposals voted upon at the Special Meeting with the Securities and Exchange Commission (the “SEC”) on December 15, 2020 (the “Definitive Proxy Statement”), which was supplemented by the Form 8-K filed by Eidos with the SEC on January 12, 2021.

As of the close of business on December 8, 2020, the record date for the Special Meeting, there were 38,872,893 shares of Eidos common stock issued and outstanding and entitled to vote at the Special Meeting. A quorum of 36,241,288 shares of Eidos common stock was present or represented by proxy at the Special Meeting (representing approximately 93.2% of the shares entitled to vote at the Special Meeting). The number of votes cast for, against or withheld, as well as abstentions, with respect to each proposal is set out below (there were no broker non-votes at the Special Meeting):

1. Proposal to adopt the Agreement and Plan of Merger, dated as of October 5, 2020, by and among Eidos, BridgeBio Pharma, Inc. (“BridgeBio”), Globe Merger Sub I, Inc. (“Merger Sub I”) and Globe Merger Sub II, Inc. (“Merger Sub II”) and approve the mergers and other transactions contemplated thereby:

The voting results of the holders representing a majority of the aggregate voting power of the shares of Eidos common stock outstanding and entitled to vote thereon are as follows:

For	Against	Abstain
36,205,106	16,345	19,837

The voting results of a majority of the shares of Eidos common stock held by stockholders other than (A) BridgeBio and its affiliates (including Merger Sub I and Merger Sub II), (B) any director or officer of BridgeBio or its affiliates (including Merger Sub I and Merger Sub II) and (C) any director or officer of Eidos (other than members of the Eidos special committee) (the “Minority Stockholder Approval”) (13,534,609 outstanding shares of Eidos common stock entitled to vote) are as follows:

For	Against	Abstain
10,866,822	16,345	19,837

The voting results of Eidos’ outstanding voting shares not currently owned by BridgeBio or its affiliates or associates (as such terms are defined in Section 203 of the Delaware General Corporation Law (the “DGCL”) (together with the Minority Stockholder Approval, the “Unaffiliated Stockholder Approvals”) (13,534,609 outstanding shares of Eidos common stock entitled to vote) are as follows:

For	Against	Abstain
10,866,822	16,345	19,837

The proposal to adopt the Merger Agreement was approved, receiving the affirmative vote of approximately 93.1% of the shares of Eidos common stock outstanding and entitled to vote at the Special Meeting (representing approximately 99.9% of Eidos common stock present or represented by proxy at the Special Meeting and entitled to vote at the Special Meeting) and 80.3% of shares of Eidos common stock outstanding and entitled to vote for the purposes of the Unaffiliated Stockholder Approvals.

2. Proposal to approve, on a non-binding, advisory basis, the compensation that will or may become payable to the named executive officers of Eidos in connection with the consummation of the mergers and other transactions contemplated by the Merger Agreement.

For	Against	Abstain
36,127,709	85,312	28,267

The proposal to approve, on a nonbinding, advisory basis, the compensation that will or may become payable to the named executive officers of Eidos in connection with the consummation of the mergers and other transactions contemplated by the Merger Agreement was approved, receiving the affirmative vote of approximately 99.7% of the shares of Eidos common stock present or represented by proxy at the Special Meeting and entitled to vote at the Special Meeting.

In connection with the Special Meeting, Eidos also solicited proxies with respect to the adjournment of the Special Meeting to a later date or time, if necessary or appropriate, to solicit additional proxies if there were insufficient votes at the time of the Special Meeting or any adjournment or postponement thereof to adopt the Merger Agreement. As there were sufficient votes at the time of the Special Meeting to adopt the Merger Agreement, the adjournment or postponement of the Special Meeting to solicit additional proxies for such purpose was unnecessary and such proposal was not submitted to the holders of shares of Eidos common stock for approval at the Special Meeting.

Item 8.01	Other Events.

On January 19, 2021, Eidos and BridgeBio issued a joint press release announcing the results of the stockholder vote at the Special Meeting. A copy of that press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. Eidos and BridgeBio intend to close the mergers and other transactions contemplated by the Merger Agreement on January 26, 2021, subject to the satisfaction or waiver of customary closing conditions.

Forward-Looking Statements

This communication contains forward-looking statements relating to the proposed transaction involving Eidos and BridgeBio, including statements as to the expected timing, completion and effects of the proposed transaction. Statements in this communication that are not statements of historical fact are considered forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which are usually identified by the use of words such as “anticipates,” “believes,” “continues”, “could”, “estimates,” “expects,” “intends,” “may,” “plans,” “potential”, “predicts”, “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act and are making this statement for purposes of complying with those safe harbor provisions. These forward-looking statements are neither forecasts, promises nor guarantees, and are based on the current beliefs of Eidos’s management and BridgeBio’s management as well as assumptions made by and information currently available to Eidos and BridgeBio. Such statements reflect the current views of Eidos and BridgeBio with respect to future events and are subject to known and unknown risks, including business, regulatory, economic and competitive risks, uncertainties, contingencies and assumptions about Eidos and BridgeBio, including, without limitation, (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed transaction, (ii) inability to complete the proposed transaction because, among other reasons, conditions to the closing of the proposed transaction may not be satisfied or waived, (iii) uncertainty as to the timing of completion of the proposed transaction, (iv) potential adverse effects or changes to relationships with customers, employees, suppliers or other parties resulting from the announcement or completion of the proposed transaction, (v) potential litigation relating to the proposed transaction that could be instituted against Eidos, BridgeBio or their respective directors and officers, including the effects of any outcomes related thereto, (vi) possible disruptions from the proposed transaction that could harm Eidos’s or BridgeBio’s business, including current plans and operations, (vii) unexpected costs, charges or expenses resulting from the proposed transaction, (viii) uncertainty of the expected financial performance of each of Eidos and BridgeBio following completion of the proposed transaction, including the possibility that the expected synergies and value creation from the proposed transaction will not be realized or will not be realized within the expected time period, (ix) the ability of Eidos and/or BridgeBio to implement their respective business strategies, (x) the ability of each of Eidos or BridgeBio to continue its planned preclinical and clinical development of its respective development programs, and the timing and success of any such continued preclinical and clinical development and planned regulatory submissions, (xi) the potential therapeutic and clinical benefits of acoramidis, (xii) inability to retain and hire key personnel and (xiii) the unknown future impact of the COVID-19 pandemic delay on certain clinical trial milestones and/or Eidos’s or BridgeBio’s operations or operating expenses. Although Eidos and BridgeBio believe that Eidos’s and BridgeBio’s plans, intentions, expectations, strategies and prospects as reflected in or suggested by these forward-looking statements are reasonable, neither Eidos nor BridgeBio can give any assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-

looking statements and will be affected by a number of risks, uncertainties and assumptions, including, without limitation, those risks and uncertainties described under the heading “Risk Factors” in the definitive joint proxy statement/prospectus contained in the Form S-4, which was declared effective by the SEC on December 15, 2020, and Eidos’s and BridgeBio’s most recent Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K filed with the SEC and in subsequent filings made by Eidos and BridgeBio with the SEC, which are available on the SEC’s website at www.sec.gov. Moreover, Eidos and BridgeBio operate in very competitive and rapidly changing environments in which new risks emerge from time to time. These forward-looking statements are based upon the current expectations and beliefs of Eidos’s management and BridgeBio’s management as of the date of this communication and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. We anticipate that subsequent events and developments will cause our views to change. Except as required by law, each of Eidos and BridgeBio disclaims any intention or responsibility for updating or revising any forward-looking statements contained in this communication in the event of new information, future developments or otherwise. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this communication.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release, dated January 19, 2021

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EIDOS THERAPEUTICS, INC.

By:	/s/ Cameron Turtle
Name:	Cameron Turtle
Title:	Chief Business Officer

Dated: January 20, 2021